EXHIBIT 23.2

                            [LETTERHEAD OF JONES DAY]

                                 August 14, 2003

      We hereby consent to the reference to our firm under the caption "Legal Opinion" in Post-Effective Amendment No. 9 to the Registration Statement of the Nasdaq-100 Trust(SM), Series 1.

                                  /s/ JONES DAY